Lord Abbett
                                     Equity
                                   Fund

                                                              1997 ANNUAL REPORT

An insured investment
designed to help you
capture capital growth
over the long term




                                [GRAPHIC: a jar of pickles
                                          a jar of mushrooms
                                          a jar of peaches ]


                                    [LOGO](R)

Report to Shareholders
For the Fiscal Year Ended May 31, 1997


[PHOTO: Robert S. Dow]


/s/ Robert S. Dow
-----------------
ROBERT S. DOW
CHAIRMAN

JUNE 18, 1997




"...we believe our disciplined investment process will continue to uncover company-specific investment values that provide good opportunity for price appreciation and less-than-market risk."




Lord Abbett Equity Fund completed its fiscal year on May 31, 1997. The Fund's net asset value was $22.54 per share versus $19.05 per share one year ago. For the past year, the Fund produced a total return of 18.3%. (Total return is the percent change in net asset value, including the reinvestment of all distributions.) During the year, your Board of Trustees declared dividends totaling $.47 per share and capital gains totaling $2.18 per share.

The Fund will declare and pay a dividend from its net investment income in December 1997. A distribution of net capital gains realized from the sale of portfolio securities during the year also will be declared and paid at that time. As described in the prospectus, all such distributions are reinvested in additional shares of the Fund (unless otherwise instructed) and then a "reverse split" is effected, thus retaining the same number of shares outstanding and the same total value of the shares that existed prior to the distributions. This enables shareholders to see the Fund's performance on a per-share basis. If you do not want to reinvest your distributions, notify DST Systems, Inc. at P.O. Box 419100 Kansas City, MO 64141 by November 30, 1997. The Fund encourages shareholders to reinvest all distributions because it maintains the amount of insurance on your original investment.

Over the year, the stock market continued to move sharply ahead, making it increasingly difficult to locate absolute value in the market. As a result, the Fund relied heavily on stocks which provided relative value (the best value available in relation to other companies in a particular industry) in order to maintain its value investment discipline. During the year, the financial, technology and health care holdings continued to benefit the Fund's performance. We increased our exposure to financials and utilities, including natural gas and telephones, and decreased economic sensitivity through a reduction in the Fund's consumer cyclical holdings, such as retail, restaurants and waste management companies.

Going forward, while the economy has remained stronger than expected, we anticipate a measurable slowing of growth later in the year, due primarily to probable increases in short-term interest rates by the Federal Reserve Board. This should slow economic growth towards 2.0%-2.5%, (possibly lower) by the end of the year, and bring the yield on the 30-year U.S. Treasury bond down toward the area of 6.25%. We will maintain our concentration in interest-sensitive holdings for the near term, emphasizing companies with strong fundamentals and favorable earnings prospects, particularly financials. Consumer noncyclicals should remain strong in a slowing economy and we will continue to emphasize them in the Fund as well, although valuations are higher and some holdings have been sold. We remain cautious regarding the cyclical sector, in anticipation of a possible lowering of earnings expectations. Despite the possibility of reduced upside potential ahead for the stock market, we believe our disciplined investment process will continue to uncover company-specific investment values that provide good opportunity for price appreciation and less-than-market risk.

We are pleased that the Fund is a part of your investment portfolio and thank you for the trust and confidence you have placed in us.

Fund Facts

Lord Abbett Equity Fund: The Insured Investment That Does Not Sacrifice Capital Growth Potential(1)

While investments in both Lord Abbett Equity Fund and a Certificate of Deposit ("CD") are insured, Fund shareholders participate in the growth potential of equities. During the period shown below, Lord Abbett Equity Fund provided impressive total returns relative to the CD.


Comparison Of Change In Value Of A $10,000 Investment In Lord Abbett Equity Fund(2) And Six-Month CDs(3)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

Date      The Fund       CD's

6/1/90     9,450         10,000
5/31/91   10,620         10,761
5/31/92   11,610         11,312
5/31/93   13,260         11,708
5/31/94   14,040         12,120
5/31/95   16,400         12,822
5/31/96   19,050         13,540
5/31/97   22,540         14,301


It is important to remember that the interest rate on a CD, unlike the Fund, is fixed and this rate and the principal, if held until maturity, are guaranteed. The Federal Deposit Insurance Corporation (FDIC) insures CDs up to $100,000. The guarantee applicable to shares of the Fund is issued by Financial Security Assurance Inc., a private company, rated Aaa by Moody's and AAA by Standard & Poor's.


A Reminder of Your Guarantee:

Participate   in  the   stock   market's
potential  rewards  without  risking the
loss of your original  investment in the
initial offering,  if held until May 31,
2000    with    all     dividends    and
distributions reinvested


SEC-Required Average Annual Rates of Total Return at the Maximum Sales Charge of 5.5% for the Periods Ended 6/30/97 Were:

Life of Fund (inception: 6/1/90)            1 Year               5 Years         Life of Fund (at net asset value)
---------------------------------------------------------------------------------------------------------------------------
+12.77%                                    +18.20%               +13.78%         +13.68%


Unless otherwise stated, the results quoted above represent past performance based on the maximum sales charge of 5.5% and reflect appropriate Rule 12b-1 Plan expenses. Tax consequences are not reflected. The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed on a day other than May 31, 2000, may be worth more or less than their original cost.


The Fund is well positioned to benefit from a slowing economic environment


The Fund Offers The Growth Potential Of Stocks With The Security Of Insurance


At 5/31/97, Lord Abbett Equity Fund was invested in a diversified portfolio of 60 equity securities.


Lord Abbett Equity Fund's Top Five Equity Holdings                   Percent of
                                                                     Net Assets
-------------------------------------------------------------------------------
Mobil Corp.                                                               2.85%
Corning Inc.                                                              2.34%
Kimberly Clark Corp.                                                      2.21%
Emerson Electric Co.                                                      2.20%
CPC International Inc.                                                    2.11%
-------------------------------------------------------------------------------
Total                                                                    11.71%
-------------------------------------------------------------------------------
Data as of 5/31/97.


(1) The Fund's insurance policy guarantees unconditionally and irrevocably that the net asset value of each initially purchased share will not be less than $10 on May 31, 2000, provided all dividends and distributions attributable to that share are reinvested.

(2)  Data reflects the deduction of the maximum sales charge of 5.5%.

(3) Six-month CDs were rolled over at prevailing rates. Source: Salomon Brothers and The Federal Reserve Bank.

Statement of Net Assets
May 31, 1997



                    Investments                    Shares       Market Value
================================================================================
Investments 97.27%
================================================================================
Common Stocks 78.92%
================================================================================
Aerospace 1.37%     Boeing Co.                      8,000         $  842,000
------------------------------------------------------------------==============
Apparel 1.28%       VF Corp.                       10,000            781,250
------------------------------------------------------------------==============
Auto Parts 2.13%    Genuine Parts Company          27,000            904,500
                    Snap-on, Inc.                  10,000            398,750
                    Total                                          1,303,250
------------------------------------------------------------------==============
Automobiles .93%    General Motors Corp.           10,000            572,500
------------------------------------------------------------------==============
Banks: Money        Chase Manhattan Corp.           8,000            756,000
Center 2.01%        First Chicago NBD               8,000            474,000
                    Total                                          1,230,000
------------------------------------------------------------------==============
Banks: Regional     BankAmerica Corp.               4,000            467,500
4.13%               First Union Corp.               7,500            644,062
                    KeyCorp                        10,000            543,750
                    Mellon Bank Corp.              10,000            875,000
                    Total                                          2,530,312
------------------------------------------------------------------==============
Brokers 1.35%       Morgan Stanley,
                    Dean Witter,
                    Discover & Co.                 20,000            825,000
------------------------------------------------------------------==============
Chemicals 5.19%     Air Products &
                    Chemicals Inc.                 16,500          1,282,875
                    Morton International Inc.      20,000            645,000
                    Rohm & Haas Co.                 8,000            690,000
                    Union Carbide Corp.            12,000            561,000
                    Total                                          3,178,875
------------------------------------------------------------------==============
Communications
Equipment 2.34%     Corning Inc.                   28,500          1,435,688
------------------------------------------------------------------==============
Containers 1.43%    Sonoco Products Co.            30,000            873,750
------------------------------------------------------------------==============
Data Processing     Hewlett-Packard Co.             5,000            257,500
Equipment 1.83%     International Business
                    Machines Corp.                 10,000            865,000
                    Total                                          1,122,500
------------------------------------------------------------------==============
Drugs/Health Care   American Home
Products            Products Corp.                  8,000            610,000
5.56%               Baxter International Inc.       9,000            474,750
                    Bristol-Myers Squibb
                    Company                        10,000            733,750
                    Humana Inc.                    30,000            678,750
                    Warner-Lambert Co.              9,000            906,750
                    Total                                          3,404,000
------------------------------------------------------------------==============
Electric Power      Baltimore Gas &
3.22%               Electric Co.                   20,000            525,000
                    CINergy Corp.                  20,000            700,000
                    SCANA Corp.                    30,000            750,000
                    Total                                          1,975,000
------------------------------------------------------------------==============
Electrical Equipment
2.20%               Emerson Electric Co.           25,000          1,350,000
------------------------------------------------------------------==============
Food 3.86%          CPC International Inc.         15,000          1,290,000
                    Heinz H.J. Co.                 25,000          1,075,000
                    Total                                          2,365,000
------------------------------------------------------------------==============
Furniture and
Appliances .81%     Whirlpool Corp.                10,000            498,750
------------------------------------------------------------------==============
Household Products  James River Corp.              25,000            878,125
3.64%               Kimberly Clark Corp.           27,000          1,353,375
                    Total                                          2,231,500
------------------------------------------------------------------==============
Insurance 10.56%    Chubb Corp.                    18,000          1,098,000
                    Cincinnati Financial Corp.     15,000          1,173,750
                    Jefferson-Pilot Corp.          18,000          1,145,250
                    SAFECO Corp.                   25,000          1,087,500
                    The Progressive
                    Corporation                    11,000            870,375
                    Transamerica Corp.             12,000          1,090,500
                    Total                                          6,465,375
------------------------------------------------------------------==============
Machinery:
Diversified 1.75%   Deere & Co.                    21,000          1,073,625
------------------------------------------------------------------==============
Miscellaneous       Jostens Inc.                   33,000            812,625
2.90%               Minnesota Mining
                    & Mfg. Co.                     10,500            963,375
                    Total                                          1,776,000
------------------------------------------------------------------==============
Natural Gas         Columbia Gas Systems Inc.      12,000            772,500
Distribution 3.48%  Consolidated Natural
                    Gas Co.                        10,000            531,250
                    Nicor Inc.                     24,000            825,000
                    Total                                          2,128,750
------------------------------------------------------------------==============
Natural Gas         Sonat Inc.                      4,000            230,000
Diversified 1.77%   The Coastal Corporation        17,000            852,125
                    Total                                          1,082,125
------------------------------------------------------------------==============
Oil: Domestic 1.90% Amoco Corp.                    13,000          1,161,875
------------------------------------------------------------------==============
Oil: International
2.85%               Mobil Corp.                    12,500          1,748,438
------------------------------------------------------------------==============
Paper and Forest
Products 1.10%      International Paper Co.        14,000            672,000
------------------------------------------------------------------==============
Retail .76%         Toys R Us Inc.                 15,000            466,875
------------------------------------------------------------------==============
Telephone 4.55%     Alltel Corp.                   15,000            493,125
                    Bell Atlantic Corp.             7,500            525,000
                    BellSouth Corp.                 5,000            226,875
                    MCI Communications Corp     .  25,000            959,375
                    SBC Communication Inc.         10,000            585,000
                    Total                                          2,789,375
------------------------------------------------------------------==============
Tire and Rubber     Goodyear Tire &
Goods 1.15%         Rubber Co.                     12,000            702,000
------------------------------------------------------------------==============
Tobacco 2.87%       American Brands Inc.           17,000            833,000
                    Philip Morris Inc.             21,000            924,000
                    Total                                          1,757,000
------------------------------------------------------------------==============
                    Total Investments in
                    Common Stocks
                    (Cost $38,295,428)                            48,342,813
                    ----------------------------------------------==============

Statement of Net Assets
May 31, 1997


                                                 Principal
                    Investments                   Amount         Market Value
================================================================================
U.S. Government Obligations 18.35%
================================================================================
                    U.S. Treasury Bonds
                    Strips due 5/15/2000
                    (Cost $10,539,139)           $13,500M         $11,240,859
------------------------------------------------------------------==============
                    Total Investments
                    in Securities
                    (Cost $48,834,567)                             59,583,672
================================================================================
Other Assets, Less Liabilities 2.73%
================================================================================
Short-Term          Ford Motor Credit Co.
Investments,        5.52% due 6/2/1997             1,400M           1,400,000
at Cost
                    General Electric
                    Capital Corp.
                    5.40% due 6/3/1997               250M             250,000

                    Total                                           1,650,000
------------------------------------------------------------------==============



                                                                 Market Value
================================================================================

Cash and Receivables, Net of Liabilities                            $  20,208
------------------------------------------------------------------==============
                    Total Other Assets,
                    Less Liabilities                                1,670,208
================================================================================
Net Assets 100.00%  (equivalent to $22.54 a share
                    on 2,717,385 shares of
                    beneficial interest outstanding)              $61,253,880
================================================================================

                       See Notes to Financial Statements.



Statement of Operations

Investment Income                                      Year Ended May 31, 1997
================================================================================

Income        Dividends                                 $  977,695

              Interest                                   1,387,344

              Total income                                           $2,365,039
              ------------------------------------------------------------------

Expenses      Management fee                               374,988

              Insurance                                    135,000

              12b-1 distribution plan                      144,226

              Shareholder servicing                        106,207

              Professional                                  42,000

              Reports to shareholders                       18,000

              Other                                         14,053

              Total expenses                                            834,474
              ------------------------------------------------------------------

              Net investment income                                   1,530,565
              ------------------------------------------------------------------

Realized and Unrealized Gain on Investments
================================================================================

Realized gain from investment transactions

              Proceeds from sales                       33,690,651

              Cost of investments sold                  28,896,981

              Net realized gain                          4,793,670
              ------------------------------------------------------------------

Unrealized appreciation of investments                   3,510,311
--------------------------------------------------------------------------------
Net realized and unrealized gain on investments                       8,303,981
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 $9,834,546
================================================================================

                       See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                            Year Ended May 31,
Increase (Decrease) in Net Assets                                                                         1997              1996
====================================================================================================================================
Operations    Net investment income                                                                   $ 1,530,565       $ 1,506,055
              Net realized gain from investment transactions                                            4,793,670         7,816,528
              Net unrealized appreciation (depreciation) of investments                                 3,510,311          (784,689)
              Net increase in net assets resulting from operations                                      9,834,546         8,537,894
              ----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                              (131,347)          (96,646)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
              Net investment income                                                                    (1,342,238)         (700,109)
              Net realized gain from investment transactions                                           (6,225,701)       (5,123,521)

              Total distributions                                                                      (7,567,939)       (5,823,630)
------------------------------------------------------------------------------------------------------------------------------------
Share transactions:

              Net asset value of 418,118 and 351,669 shares issued to shareholders in reinvestment of net investment income
              and realized gain from investment transactions                                            7,567,939         5,823,630

              Cost of 293,704 and 325,827 shares reacquired, respectively                              (5,800,201)       (5,807,208)

              Reverse share split of 418,118 and 351,669 shares, respectively                                --                --

              Increase in net assets derived from share transactions
              (net decrease of 293,704 and 325,827 shares, respectively)                                1,767,738            16,422
              ----------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                                  3,902,998         2,634,040
------------------------------------------------------------------------------------------------------------------------------------
Net Assets
              Beginning of year                                                                        57,350,882        54,716,842
              ----------------------------------------------------------------------------------------------------------------------
              End of year (including undistributed net investment income of $1,288,254
              and $1,231,274, respectively)                                                          $ 61,253,880      $ 57,350,882
              ======================================================================================================================


              See Notes to Financial Statements.


Financial Highlights

                                                                                                               Year Ended May 31,
Per Share Operating Performance:                                  1997           1996           1995           1994          1993
====================================================================================================================================
Net asset value, beginning of year                          $    19.05     $    16.40     $    14.04     $    13.26     $    11.61

     Income from investment operations

     Net investment income                                         .54            .47            .36            .31            .32

     Net realized and unrealized gain on investments              2.95           2.18           2.00            .47           1.33

     Total from investment operations                             3.49           2.65           2.36            .78           1.65
     -------------------------------------------------------------------------------------------------------------------------------
     Distributions

     Dividends from net investment income                         (.47)          (.22)          (.34)          (.28)          (.34)

     Distributions from capital gains                            (2.18)         (1.61)         (1.25)         (1.18)          (.78)

     Total distributions                                         (2.65)         (1.83)         (1.59)         (1.46)         (1.12)

     Reverse share split                                          2.65           1.83           1.59           1.46           1.12
     -------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                $    22.54     $    19.05     $    16.40     $    14.04     $    13.26
------------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                                  18.32%         16.16%         16.81%          5.88%         14.21%
====================================================================================================================================
Ratios/Supplemental Data:

     Net assets, end of year (000)                          $   61,254     $   57,351     $   54,717     $   53,014     $   57,122
     -------------------------------------------------------------------------------------------------------------------------------
     Ratios to Average Net Assets:

     Expenses, including waiver                                   1.45%          1.50%          1.80%          1.80%          1.80%

     Expenses, excluding waiver                                   1.45%          1.50%          1.81%          1.96%          2.25%

     Net investment income                                        2.66%          2.63%          2.48%          2.19%          2.57%

     Portfolio turnover rate                                     51.68%         66.48%         35.12%         50.77%         52.29%

     Average commissions per share paid on equity
     transactions                                           $      .066   $       .065    $      .067          n/a            n/a
     ===============================================================================================================================

(a)  Total return does not consider the effects of sales loads.
     See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Equity Fund (the "Company") was organized as a Massachusetts business trust on January 19, 1990 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies of the Company. (a) Market value is determined as follows: Securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Trustees. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income in taxable distributions. Therefore, no federal income tax provision is required. (c) Investment transactions are accounted for on the date that the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. (d) A portion of the cost of repurchases of shares of beneficial interest, equivalent to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed income. Undistributed net investment income per share thus is unaffected by repurchases of shares. (e) Discounts on U.S. Treasury Bond Strips are accrued to maturity. The constant yield method is used. (f) Reverse Share Splits - The Trustees may authorize reverse share splits immediately after, and of a size so as to exactly offset, the payment of dividends and distributions. After taking into account the reverse share split, a shareholder reinvesting dividends and distributions will hold exactly the same number of shares as owned prior to the distribution and reverse share split. A shareholder electing to receive dividends and distributions in cash will have fewer shares than previously owned.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee paid is based on average daily net assets at the rate of .65% per annum. Certain of the Company's officers and trustees have an interest in Lord Abbett. The Company adopted a Rule 12b-1 Plan which provides for the payment of .25% of the average daily net asset value of shares of the Company.

3. Paid In Capital

At May 31, 1997, paid in capital aggregated $45,973,715.

4. Purchases and Sales of Securities

Purchases and sales of investment securities (other than U.S. Government obligations and short-term securities) aggregated $28,495,639 and $29,232,857, respectively. As of May 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $10,749,105 of which $11,002,656 related to appreciated securities and $253,551 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial reporting purposes.

5. Distributions

Distributions from net investment income and net realized gains from investment transactions are declared annually. Accumulated undistributed net realized gain at May 31, 1997 for financial reporting purposes, aggregated $3,242,806. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

The Trustees of the Company declared the following reverse share splits:


          Declaration Date                      Rate
--------------------------------------------------------------------------------
              12/29/92                       .909750201
              12/28/93                       .896600567
              12/28/94                       .889583333
              12/27/95                       .900489396
              12/27/96                       .872289157
--------------------------------------------------------------------------------


6. Insurance

The Company has entered into an agreement with Financial Security Assurance Inc. ("Financial Security"), pursuant to which Financial Security has guaranteed unconditionally and irrevocably to the Company that the net asset value of each initially purchased share will not be less than $10 on May 31, 2000, provided that all dividends and distributions attributable to that share are reinvested. Insurance expense includes an annual premium equal to .50% of the total amount guaranteed.

7. Trustees' Remuneration

The Trustees of the Trust associated with Lord Abbett and all officers of the Trust receive no compensation from the Trust for acting as such. Outside Trustees' fees and retirement costs are allocated among all funds in the Lord Abbett group based on net assets of each fund. Trustees' fees payable at May 31, 1997, under a deferred compensation plan, were $26,445.

Independent Auditors' Report

The Board of Trustees and Shareholders,
Lord Abbett Equity Fund:

We have audited the accompanying statement of net assets of Lord Abbett Equity Fund as of May 31, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Equity Fund at May 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the above-stated periods, in conformity with generally accepted accounting principles.


/s/  Deloitte & Touche LLP
Deloitte & Touche LLP
New York, New York
June 25, 1997

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Copyright  (C) 1997 by Lord Abbett  Equity  Fund,  767 Fifth  Avenue,  New York,
NY 10153-0203

This publication is intended for the general information of shareholders of Lord Abbett Equity Fund only. There is no guarantee that the forecasts contained within this publication will come to pass.

All rights reserved. Printed in the U.S.A.



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